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                                                                   EXHIBIT 99.3

                                 TRC GUARANTY

  GUARANTY, dated as of October 11, 1996, made by TOTAL RENAL CARE, INC. (the "Guarantor") to THE BANK OF NEW YORK, as Administrative Agent (in such capacity, the "Administrative Agent") (i) for itself and for the ratable benefit of the Lenders, the Swing Line Lender and the Letter of Credit Issuer and (ii) for each Lender and any affiliate of a Lender which from time to time shall have entered into an Interest Rate Protection Agreement with Total Renal Care Holdings, Inc. (the "Borrower").

  A. The Borrower is party to a Credit Agreement, dated as of October 11, 1996, by and among the Borrower, the lenders party thereto, BNY Capital Markets, Inc. and Donaldson, Lufkin & Jenrette Securities Corporation, as Arrangers, DLJ Capital Funding, Inc., as Documentation Agent, and the Administrative Agent (as the same may be amended, extended, increased, modified, refunded or refinanced from time to time, the "Credit Agreement"). The Credit Agreement provides that the Guarantor shall execute and deliver this Guaranty.

  B. The Guarantor expects to derive substantial benefit from the Credit Agreement and the making of the Loans and the issuance of the Letters of Credit thereunder. The Guarantor acknowledges that the Administrative Agent, the Documentation Agent, the Arrangers, the Swing Line Lender, the Letter of Credit Issuer and the Lenders are relying on this Guaranty in entering into and agreeing to make the Loans and issue the Letters of Credit and that the Administrative Agent, the Documentation Agent, the Arrangers, the Swing Line Lender, the Letter of Credit Issuer and the Lenders would not enter into the Credit Agreement without the execution and delivery of this Guaranty.

  C. The Guarantor wishes to guarantee the obligations of the Borrower under the Loan Documents and each Interest Rate Protection Agreement entered into with any Lender or any affiliate of a Lender.

  In consideration of the premises and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Administrative Agent, the Documentation Agent, the Arrangers, the Swing Line Lender, the Letter of Credit Issuer and the Lenders to enter into the Credit Agreement and to make and maintain the Loans and to induce BNY to issue the Letters of Credit, the Guarantor covenants and agrees as follows:

  1. Definitions

  Except as otherwise provided herein, capitalized terms that are defined in the Credit Agreement and are not defined herein shall have the meanings assigned to such terms therein. For purposes hereof, the following terms shall have the following meanings:

  "Borrower Obligations": all obligations and liabilities, whether now existing or hereafter arising, of the Borrower under the Loan Documents and each Interest Rate Protection Agreement entered into with any Lender or any affiliate of a Lender, whether direct, indirect or contingent, incurred as primary obligor or otherwise, secured or unsecured, including all principal and interest thereon (whether arising or accruing before or after the occurrence of any Event of Default set forth in Section 9.1(h) or (i) of the Credit Agreement and whether allowed as a claim), and all reasonable costs and expenses of the Lender Parties in enforcing, preserving and protecting any thereof, whether or not suit is instituted (as the same may be amended, increased, modified, renewed, refinanced, refunded or extended from time to time).

  "Consideration": as of any date of determination, an amount equal to the lesser of (a) the total "value" (within the meaning of Section 548 of the Bankruptcy Code as in effect on the date hereof) given, directly or indirectly, to the Guarantor during the period commencing on the date hereof and ending on such date of determination, in exchange for its execution and delivery of this Guaranty, and (b) the amount of "fair consideration" (within the meaning of Article 10 of the New York Debtor Creditor Law as in effect on the date hereof) given, directly or indirectly, to the Guarantor during the period commencing on the date hereof and ending on such date of determination in exchange for its execution and delivery of this Guaranty.

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  "Guarantor Obligations": all of the obligations and liabilities of the
Guarantor hereunder, whether fixed, contingent, now existing or hereafter arising, created, assumed, incurred or acquired.

  "Lender Parties": the Administrative Agent, the Documentation Agent, the Arrangers, the Letter of Credit Issuer and the Swing Line Lender.

  "Lender Party": any of the Lender Parties.

  "Net Worth": as of any date, the lesser of the following:

    (a) (i) all of the Guarantor's "property, at a fair valuation" (within the meaning of Section 101(32) of the Bankruptcy Code as in effect on the date hereof) on such date, less (ii) the sum of the Guarantor's "debts" (within the meaning of Section 101(12) of the Bankruptcy Code as in effect on the date hereof) on such date (exclusive of such "debts" in respect of this Guaranty), or

    (b) (i) the "fair salable value of the assets" (within the meaning of Article 10 of the New York Debtor Creditor Law as in effect on the date hereof) of the Guarantor on such date, less (ii) "the amount that will be required to pay the Guarantor's probable liability on its existing debts as they become absolute and matured" (as such phrase would be construed under Article 10 of the New York Debtor Creditor Law as in effect on the date hereof) on such date (exclusive of such "debts" in respect of this Guaranty).

  2. Guaranty

  (a) Subject to Section 2(b) hereof, the Guarantor hereby absolutely, irrevocably and unconditionally guarantees the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of the Borrower Obligations. This Guaranty constitutes a guaranty of payment, and no Lender Party shall have any obligation to enforce any Loan Document or any Interest Rate Protection Agreement or exercise any right or remedy with respect to any collateral security thereunder by any action, including, without limitation, making or perfecting any claim against any Person or any collateral security for any of the Borrower Obligations prior to being entitled to the benefits of this Guaranty. The Administrative Agent may, at its option, proceed against the Guarantor in the first instance to enforce the Guarantor Obligations without first proceeding against the Borrower or any other Person, and without first resorting to any other rights or remedies, as the Administrative Agent may deem advisable. In furtherance hereof, if any Lender Party is prevented by law from collecting or otherwise hindered from collecting or otherwise enforcing any Borrower Obligation in accordance with its terms, the Administrative Agent, on behalf of such Lender Party, shall be entitled to receive hereunder from the Guarantor after demand therefor, the sums which would have been otherwise due had such collection or enforcement not been prevented or hindered.

  (b) Notwithstanding anything to the contrary contained in this Guaranty, the maximum liability of the Guarantor hereunder shall not, as of any date of determination, exceed the lesser of (i) the highest amount that is valid and enforceable against the Guarantor under principles of New York State contract law, and (ii) the sum of (1) all Consideration received by the Guarantor as of such date of determination, plus (2) 95% of the Net Worth of the Guarantor on such date of determination. In calculating the maximum liability of the Guarantor hereunder, full effect shall be given to any provision in any other Indebtedness of or guaranteed by the Guarantor which for purposes of applicable fraudulent transfer or similar laws provides that indebtedness incurred under the Credit Agreement or under this Guaranty shall be deemed to have been incurred prior to such other Indebtedness.

  (c) The Guarantor agrees that its Guarantor Obligations may at any time and from time to time exceed the maximum liability of the Guarantor hereunder without impairing this Guaranty or affecting the rights and remedies of any Lender Party hereunder.

  3. Absolute Obligation

  Subject to Section 8, the Guarantor shall not be released from liability hereunder unless and until the Revolving Credit Commitments and the Swing Line Commitment have been terminated and either (a) the Borrower Obligations shall have been indefeasibly paid in full, in cash, or (b) the Guarantor Obligations shall

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have been paid in full, in cash. The Guarantor acknowledges and agrees that
(1) no Lender Party has made any representation or warranty to the Guarantor with respect to the Borrower, its Subsidiaries, any Loan Document, any Interest Rate Protection Agreement, or any agreement, instrument or document executed or delivered in connection therewith or any other matter whatsoever, and (2) the Guarantor shall be liable hereunder, and such liability shall not be affected or impaired, irrespective of (A) the validity or enforceability of any Loan Document, any Interest Rate Protection Agreement, or any agreement, instrument or document executed or delivered in connection therewith, or the collectability of any of the Borrower Obligations, (B) the preference or priority ranking with respect to any of the Borrower Obligations, (C) the existence, validity, enforceability or perfection of any security interest or collateral security under any Loan Document, or any Interest Rate Protection Agreement, or the release, exchange, substitution or loss or impairment of any such security interest or collateral security, (D) any failure, delay, neglect or omission by any Lender Party to realize upon any direct or indirect collateral security, indebtedness, liability or obligation, any Loan Document, any Interest Rate Protection Agreement, or any agreement, instrument or document executed or delivered in connection therewith, or any of the Borrower Obligations, (E) the existence or exercise of any right of set-off by any Lender Party, (F) the existence, validity or enforceability of any other guaranty with respect to any of the Borrower Obligations, the liability of any other Person in respect of any of the Borrower Obligations, or the release of any such Person or any other guarantor of any of the Borrower Obligations, (g) any act or omission of any Lender Party in connection with the administration of any Loan Document, any Interest Rate Protection Agreement, or any of the Borrower Obligations, (h) the bankruptcy, insolvency, reorganization or receivership of, or any other proceeding for the relief of debtors commenced by or against, any Person, (i) the disaffirmance or rejection, or the purported disaffirmance or purported rejection, of any of the Borrower Obligations, any Loan Document, any Interest Rate Protection Agreement, or any agreement, instrument or document executed or delivered in connection therewith, in any bankruptcy, insolvency, reorganization or receivership, or any other proceeding for the relief of debtors, relating to any Person, (j) any law, regulation or decree now or hereafter in effect that might in any manner affect any of the terms or provisions of any Loan Document, any Interest Rate Protection Agreement, or any agreement, instrument or document executed or delivered in connection therewith or any of the Borrower Obligations, or which might cause or permit to be invoked any alteration in the time, amount, manner or payment or performance of any of the Borrower's obligations and liabilities (including, without limitation, the Borrower Obligations), (k) the merger or consolidation of the Borrower into or with any Person, (L) the sale by the Borrower of all or any part of its assets, (M) the fact that at any time and from time to time none of the Borrower Obligations may be outstanding or owing to any Lender Party, (N) any amendment or modification of, or supplement to, any Loan Document or any Interest Rate Protection Agreement or (O) any other reason or circumstance that might otherwise constitute a defense available to or a discharge of the Borrower in respect of its obligations or liabilities (including, without limitation, the Borrower Obligations) or of the Guarantor in respect of any of the Guarantor Obligations (other than by the performance in full thereof).

  4. Representations and Warranties

  The Guarantor hereby makes the following representations and warranties to the Administrative Agent on behalf of each Lender Party:

    (a) Existence and Power. The Guarantor is duly organized or formed and validly existing in good standing under the laws of the jurisdiction of its incorporation or formation, has all requisite power and authority to own its Property and to carry on its business as now conducted, and is in good standing and authorized to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted therein or the Property owned therein makes such qualification necessary, except where such failure to qualify could not reasonably be expected to have a Material Adverse Effect.

    (b) Authority. The Guarantor has full legal power and authority to enter into, execute, deliver and perform the terms of the Loan Documents to which it is a party and the transactions contemplated thereby and to incur the obligations provided for therein, all of which have been duly authorized by all proper and necessary corporate or other applicable action and are in full compliance with its Certificate of Incorporation or By-Laws or its other organization documents.


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    (c) Binding Agreement. The Loan Documents to which the Guarantor is a party constitute the valid and legally binding obligations of the Guarantor, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and except that the remedy of specific performance is within the discretion of the applicable court.

    (d) Required Consents. No consent, authorization or approval of, filing with, notice to, or exemption by, stockholders, any Governmental Authority or any other Person is required to authorize, or is required in connection with the execution, delivery and performance of the Loan Documents to which the Guarantor is a party and the transactions contemplated thereby, or is required as a condition to the validity or enforceability of such Loan Documents.

    (e) No Conflicting Agreements. The Guarantor is not in default under any mortgage, indenture, contract or agreement to which it is a party, or by which it or any of its Property is bound, the effect of which default could reasonably be expected to have a Material Adverse Effect. The execution, delivery or carrying out of the terms of the Loan Documents to which it is a party and the transactions contemplated hereby and thereby, will not constitute a default under, or result in the creation or imposition of, or obligation to create, any Lien upon any Property of the Guarantor or result in a breach of or require the mandatory repayment of or other acceleration of payment under or pursuant to the terms of any such mortgage, indenture, contract or agreement.

  5. Events of Default

  Each of the following shall constitute an "Event of Default" hereunder:

    (a) The Guarantor shall fail to observe or perform any term, covenant or agreement contained in Section 2 of this Guaranty; or

    (b) The Guarantor shall fail to perform or observe any other term, covenant or agreement on its part to be performed or observed pursuant to this Guaranty and such failure shall have continued unremedied for a period of 30 days after the Guarantor shall become aware of such failure; or

    (c) Any representation or warranty of the Guarantor contained herein or in any certificate, report or notice delivered or to be delivered by the Guarantor pursuant hereto shall prove to have been incorrect or misleading in any material respect when made; or

    (d) This Guaranty shall cease to be in full force and effect or the Guarantor shall so assert or shall disavow any of its obligations hereunder; or

    (e) The occurrence of an "Event of Default" under and as defined in the Credit Agreement.

  6. Notices

  Except as otherwise specifically provided herein, all notices, requests, consents, demands, waivers and other communications hereunder shall be given in the manner provided in Section 11.2 of the Credit Agreement and, if to the Administrative Agent, at its address set forth therein or, if to the Guarantor, at the following address or to such other addresses as to which the Administrative Agent may be hereafter notified by the Guarantor:

      c/o Total Renal Care, Inc.
      21250 Hawthorne Blvd., Ste. 800
      Torrance, CA 90503-5517
      Attention: John E. King
      Vice President, Finance
      Telephone: (310) 792-2600
      Fax: (310) 792-8928

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  7. Expenses

  The Guarantor will upon demand pay to each of the Administrative Agent and the Documentation Agent any and all reasonable sums, costs and expenses which it may pay or incur pursuant to the provisions of this Guaranty or in negotiating, executing or enforcing this Guaranty or in enforcing payment of its Guarantor Obligations, including, but not limited to court costs, reasonable collection charges, reasonable travel expenses, and reasonable attorneys' fees and disbursements. All sums, costs and expenses which are due and payable pursuant to this Section 7 shall bear interest, payable on demand, at the highest rate then payable on the Borrower Obligations.

  8. Repayment in Bankruptcy, etc.

  If, at any time or times subsequent to the payment of all or any part of the Borrower Obligations or the Guarantor Obligations, any Lender Party shall be required to repay any amounts previously paid by or on behalf of the Borrower or the Guarantor in reduction thereof by virtue of an order of any court having jurisdiction in the premises, including, without limitation, as a result of an adjudication that such amounts constituted preferential payments or fraudulent conveyances, the Guarantor unconditionally agrees to pay to the Administrative Agent (on behalf of such Lender Party) within 5 days after demand a sum in cash equal to the amount of such repayment, together with interest on such amount from the date of such repayment by such Lender Party to the date of payment to the Administrative Agent at the applicable after-maturity rate set forth in the Credit Agreement.

  9. Other Provisions

  (a) This Guaranty is the "TRC Guaranty" referred to in the Credit Agreement. Each of the Administrative Agent and the Guarantor acknowledges that certain provisions of the Credit Agreement, including, without limitation, Sections
11.1 (Amendments and Waivers), 11.3 (No Waiver; Cumulative Remedies), 11.4 (Survival of Representations and Warranties), 11.7 (Assignments and Participations), 11.8 (Counterparts), 11.9 (Adjustments; Set-off), 11.12 (Governing Law), 11.13 (Headings Descriptive), 11.14 (Severability), 11.15 (Integration), 11.16 (Consent to Jurisdiction), 11.17 (Service of Process),
11.18 (No Limitation on Service or Suit) and 11.19 (WAIVER OF TRIAL BY JURY) thereof, are made applicable to this Guaranty and all such provisions are incorporated by reference herein as if fully set forth herein.

  (b) No failure by the Administrative Agent to exercise, and no delay by the Administrative Agent in exercising, any right or remedy hereunder shall operate as a waiver thereof.

  (c) Each and every right, remedy and power granted to the Administrative Agent hereunder or allowed at law, in equity or by other agreement shall be cumulative and not exclusive, and may be exercised by the Administrative Agent from time to time.

  (d) The Guarantor hereby waives presentment, demand for payment, notice of default, nonperformance and dishonor, protest and notice of protest of or in respect of this Guaranty, the Loan Documents and the Borrower Obligations, notice of acceptance of this Guaranty and reliance hereupon by each Lender Party, and the incurrence of any of the Borrower Obligations, notice of any sale of collateral security or any default of any sort and notice of any amendment, modification, increase or waiver of any Loan Document.

  (e) The Guarantor is not relying upon any Lender Party to provide to the Guarantor any information concerning the Borrower or any Subsidiary of the Borrower, and the Guarantor has made arrangements satisfactory to the Guarantor to obtain from the Borrower on a continuing basis such information concerning the Borrower and its Subsidiaries as the Guarantor may desire.

  (f) The Guarantor agrees that any statement of account with respect to the Borrower Obligations from any Lender Party to the Borrower that binds the Borrower shall also be binding upon the Guarantor, and that copies of said statements of account maintained in the regular course of such Lender Party's business may be used in evidence against the Guarantor in order to establish its Guarantor Obligations.

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  (g) The Guarantor acknowledges that it has received a copy of the Loan
Documents. In addition, the Guarantor acknowledges having read each Loan Document and having had the advice of counsel in connection with all matters concerning its execution and delivery of this Guaranty, and, accordingly, waives any right it may have to have the provisions of this Guaranty strictly construed against the Lender Parties.

  (h) The Guarantor may not assign any right, or delegate any duty, it may have under this Guaranty.

  The Guarantor has caused this Guaranty to be duly executed and delivered by its duly authorized officer as of the date first above written.

                                          TOTAL RENAL CARE, INC.

                                             /s/ John E. King
                                          By: _________________________________
                                          Name: John E. King
                                          Title: VP Finance and CFO


Accepted and Agreed to:

THE BANK OF NEW YORK, as Administrative Agent

   /s/ Rebecca K. Levine
By: _________________________________
Name: Rebecca K. Levine
Title: Assistant Vice President

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